SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:October 14, 1997
(Date of earliest event reported)

Commission File No. 333-35653

PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV (as depositor under the Sale and Servicing Agreement, dated as of October 1, 1997, relating to the Empire Funding Home Loan Owner Trust 1997-4, Home Loan Asset Backed Notes, Series 1997-4)


                 PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV


        Delaware                                         06-1204982
--------------------------------------------------------------------------------
(State of Incorporation)                    (I.R.S. Employer Identification No.)

1285 Avenue of the Americas
New York, New York                                          10019
--------------------------------------------------------------------------------
Address of principal executive offices                    (Zip Code)



                                 (212) 713-2000
--------------------------------------------------------------------------------
               Registrant's Telephone Number, including area code



--------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)

ITEM 5.    Other Events

               Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 20, 1994 issued by the
          Securities  and  Exchange  Commission  to Kidder,  Peabody  Acceptance
          Corporation-I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter")) prepared by PaineWebber Incorporated, which are hereby filed pursuant to such letter.

ITEM 7.    Financial Statements and Exhibits

           (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                Description
-----------                                -----------
     (99)                                  Computational Materials
                                           prepared by PaineWebber
                                           Incorporated in connection with
                                           Empire Funding Home Loan Owner Trust
                                           1997-4, Home Loan Asset
                                           Backed Notes, Series 1997-4

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PAINEWEBBER MORTGAGE ACCEPTANCE
                                       CORPORATION IV


October 16, 1997

                                       By:   /s/ Barbara J. Dawson
                                            Barbara J. Dawson
                                            Senior Vice President

                                INDEX TO EXHIBITS



                                                                  Paper (P) or
Exhibit No.          Description                                 Electronic (E)
-----------          -----------                                 --------------

   (99)              Computational Materials                           E
                     prepared by PaineWebber Incorporated
                     in connection with Empire Funding
                     Home Loan Owner Trust 1997-4, Home
                     Loan Asset Backed Notes, Series 1997-4

                      EMPIRE HOME LOAN OWNER TRUST 1997-4

                            PAINEWEBBER INCORPORATED
                       PRELIMINARY BACKGROUND INFORMATION
                      EMPIRE HOME LOAN OWNER TRUST 1997-4
                                   DISCLAIMER

The information included herein is produced and provided exclusively by PaineWebber Incorporated ('PW') as underwriter for the Empire Home Loan Owner Trust 1997-4, and not by or as agent for Empire Funding Corporation or any of its affiliates (collectively, the 'Transferor'). The Transferor has not prepared, reviewed or participated in the preparation hereof, is not responsible for the accuracy hereof and has not authorized the dissemination hereof. The analysis in this report is accurate to the best of PW's knowledge and is based on information provided by the Transferor. PW makes no representations as to the accuracy of such information provided by the Transferor. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission.

All opinions and conclusions in this report reflect PW's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PW does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PW (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PW may make a market in the securities referred to herein. Neither the information nor the opinions expressed shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. Finally, PW has not addressed the legal, accounting and tax implications of the analysis with respect to you and PW strongly urges you to seek advice from your counsel, accountant and tax advisor.


EMPIRE HOME LOAN OWNER TRUST 1997-4
PRICING INFORMATION
                          Approx.   Avg.  Principal  First  Last  Ratings
Class       Size(1,000)   Price     Life  Window      Prin  Prin  S&P/Duff
-----------------------------------------------------------------------------
A-1 Notes:     60,010      100     0.80      18      11/97  4/99  AAA/AAA
A-2 Notes:     71,136      101     2.44      25       4/99  4/01  AAA/AAA
A-3 Notes:     29,688      101     4.00      13       4/01  4/02  AAA/AAA
A-4 Notes:     32,313      101     7.00      72       4/02  3/08  AAA/AAA
A-5 Notes:     15,353      102    14.18     134       3/08  4/19  AAA/AAA
M-1 Notes:     45,000      101     9.42     191       5/02  3/18   AA/AA
M-2 Notes:     19,500      100     9.39     178       5/02  2/17    A/A
B-1 Notes:     18,000      100     9.34     168       5/02  4/16  BBB/BBB
NOT PUBLICLY OFFERED
X-1 Notes     300,000(notional)
B-2 Notes       9,000


Pricing Speed:          3% CPR, increasing to 14% over 12 months

Distribution Date:      The 25th of each month or, if such day is not a Business
                        Day, the next succeeding Business Day, commencing in November 1997.

Settlement Date:        On or about October 23, 1997

Cut-off Date:           The close of business on September 30, 1997

Payment Delay:          With the exception of the Class A-1 Notes, 24 Days.
                        With respect to the Class A-1 Notes, 0 days.

Payment Terms:          Monthly

Interest Accrual
Period: With the exception of the Class A-1 Notes, interest will accrue on the Notes at a fixed rate during the month prior to the month of the related Distribution Date based on a 30/360 year. With respect to the Class A-1 Notes, interest will accrue from and including the preceding Payment Date (or from the Closing Date in the case of the first Payment Date) to and including the day prior to the current Payment Date at the Class A-1 Note Interest Rate on an Actual/360 day basis. The "Class A-1
                        Note Interest Rate" will be equal to the lesser of (x) with respect to any Payment Date, One-Month LIBOR plus 0._% per annum and (y) the weighted average interest rate on the loans of Home Loan Rate, less 1.208% per annum (the rate described in this clause (y), the "Available Funds Cap").

                        The Class X-1 Note Interest Rate will be equal to 0.45%. The Class X-1 Note Notional Balance will equal the aggregate Note Balances.

Title of Securities:    EMPIRE HOME LOAN OWNER TRUST 1997-4

Offered Notes:          Class A-1 through A-5 Notes (the 'Class A Notes' and,
                        together with the Class X-1 Notes the 'Senior Notes'),
                        Class M-1 and Class M-2 Notes (the 'Mezzanine Notes') and Class B-1 Notes (the 'Class B-1 Notes', and together with the Senior Notes, the Mezzanine Notes, and the Class B-2 Notes, the 'Notes').

Securities              Offered:  Only the  Class A,  Class  M-1,  Class M-2 and
                        Class B-1 Notes are being offered pursuant to the prospectus. The Class B-2 Notes, Class X-1 Notes, and the Residual Interest Certificates are NOT being offered hereby.

Offering:               Public shelf offering  -  a prospectus and prospectus
                        supplement will be distributed after pricing.

Form of Offering:       Book-Entry form, same-day funds through DTC for all of
                        the Notes.

Denominations:          The Notes are issueable in minimum denominations of an
                        original amount of $25,000 and multiples of $1,000 thereafter.

Underlying              Collateral:  The Notes will be secured, in part, by debt
                        consolidation, home improvement, and other primarily second lien home equity loans, with combined loan to value ratios generally in excess of 100%, as well as unsecured loans, representing 1.1% of the Original Pool
                        Principal Balance.

Owner Trustee:          Wilmington Trust Company

Indenture Trustee:      U.S. Bank National Association, d/b/a
                         First Bank National Association

Underwriter:            PaineWebber Incorporated

Depositor:              PaineWebber Mortgage Acceptance Corporation IV

Transferor/Servicer:    Empire Funding Corp.

Pre-Funding Account      On the Closing Date, $60,463,340 will be deposited in
                         an account (the "Pre-Funding Account"), which account is in the name of the Indenture Trustee and is part of the Trust and will be used to acquire Subsequent Loans.
                         During the Pre-Funding Period (as defined below), the amount on deposit in the Pre-Funding Account (net of investment earnings thereon) (the "Pre-Funded Amount") will be reduced by the amount thereof used to purchase
                         Subsequent Loans in accordance with the Sale and Servicing Agreement. The "Pre-Funding Period" is the period commencing on the Closing Date and ending generally on the earlier to occur of (i) the date on which the amount on deposit in the Pre-Funding Account is less than $50,000 and (ii) January 23, 1998.

Credit Enhancement: Credit enhancement with respect to the Offered Notes will be provided by (1) Excess Interest,
                        (2) Overcollateralization and (3) the subordination of the rights of holders of the Residual Interest Certificate, the Class B-2 Notes and the lower-rated classes of Notes to receive interest and principal, respectively.

Excess Interest: The weighted average coupon rate on the loans is generally expected to be higher than the sum of (a) the servicing fee, (b) trustee fees, and (c) the weighted average pass through rate on the Notes, thus generating excess interest collections which will be available to fund payments and distributions on the Notes on each Distribution Date.

Overcollateralization:  Excess Interest is applied, to the extent available, to make accelerated payments of principal to the Notes then entitled to receive distributions of principal; such application will cause the aggregate principal balance of the Notes to amortize more rapidly than the loans, thus increasing the Overcollateralization Amount. Prior to the Stepdown Date, the Overcollateralization Target Amount equals the greater of (a) [4.00%] of the Original Pool Principal Balance and (b) the Net Delinquency Calculation Amount. On and after the Stepdown Date, the Overcollateralization Target Amount equals the greater of (a) [8.00%] of the Pool Principal Balance as of the end of the related Due Period and (b) the Net Delinquency Calculation Amount. The Overcollateralization Target Amount will not in any event be less than [0.50%] of the sum of the Original Pool Balance Amount and the Original Pre-Funded Amount(the 'Overcollateralization Floor') or greater than the outstanding Class Principal Balances of the Notes.

Subordination:          The rights of the Class M-1 Notes to receive payments
                        of interest on each Distribution Date will be subordinate to those of the Senior Notes, the rights of the Class M-2 Notes to receive payments of interest on each Distribution Date will be subordinate to those of the Senior Notes and the Class M-1 Notes, the rights of the Class B-1 Notes to receive payments of interest on each Distribution Date will be subordinate to those of the Senior Notes and Mezzanine Notes, the rights of the Class B-2 Notes to receive distributions of interest on each Distribution Date will be subordinate to those of the Offered Notes and the Class
                        X-2 Notes, and the rights of the Residual Interest
                        Certificate to receive payments on each Distribution
                        Date will be subordinate to those of the Notes.

Subordination(Continued):The  rights of the Class M-1 Notes to receive  payments of principal on each Payment Date will be subordinate to those of the Senior Notes, the rights of the Class M-2 Notes to receive payments of principal on each Distribution Date will be subordinate to those of the Senior Notes and the Class M-1 Notes, the rights of the Class B-1 Notes to receive payments of principal on each Distribution Date will be subordinate to those of the Senior Notes and Mezzanine Notes, the rights of the Class B-2 Notes to receive distributions of principal on each Distribution Date will be subordinate to those of the Offered Notes, and the rights of the Residual Interest Certificate to receive payments on each Distribution Date will be subordinate to those of the Notes.

Net Delinquency         With respect to any Distribution Date, the excess, if
Calculation Amount:     any, of (x) the product of [X.X] and the Six Month
                        Rolling  Delinquency  Average  over  (y)  the  aggregate
                        amounts  of  Excess  Spread  for  the  three   preceding
                        Distribution  Dates.  The  Net  Delinquency  Calculation
                        Amount may be removed after the Closing Date if the Rating Agencies no longer require it. After such event the Net Delinquency Calculation Amount will be deemed to be zero for all future calculations.

Stepdown Date:          The Stepdown Date means the first Distribution Date
                        occurring after October 2000 as to which: (1) the Pool
                        Principal Balance has been reduced to 50% of the sum of the Original Pool Principal Balance and the Original
                        Pre-Funded Amount; (2) the Net Delinquency Calculation
                        Amount is less than [4.0]% of the sum of the Original
                        Pool Principal Balance and the Original Pre-Funded
                        Amount; and (3) the aggregate Class Principal Balance of the Senior Notes will be able to be reduced to the excess of (i) the Pool Principal Balance as of the preceding Determination Date over (ii) the greater of
                        (a) the sum of (1) [61.0]% of the Pool Principal Balance as of the preceding Determination Date and (2) the Overcollateralization Target Amount for such
                        Distribution Date and (b) [0.50%] of the sum of the Original Pool Principal Balance and the Original Pre-
                        Funded Amount.


Summary of Subordination & Overcollateralization Target Amounts:

                  Initial      Before           After         After
                  Expected     Stepdown         Stepdown      Stepdown
                  Subord.(a)   O/C Amount (b)   Subord. (c)   O/C Amount (d)
                  ----------   --------------   -----------   --------------
Class A Notes       30.50%         4.00%          61.00%          8.00%
Class M-1 Notes     15.50%         4.00%          31.00%          8.00%
Class M-2 Notes      9.00%         4.00%          18.00%          8.00%
Class B-1 Notes      3.00%         4.00%           6.00%          8.00%
-----------------------------------------------------------------------------
(a)  The initial amount of subordination for each class as of the Closing Date.
(b)  The Overcollateralization Target Amount prior to the Stepdown Date.
(c)  The expected subordination for each class on the Stepdown Date.
(d) The Overcollateralization Target Amount on and after the Stepdown Date as a percentage of the current collateral balance, but at no time less than the Overcollateralization Floor.


Payment and Distribution
Priorities:             (1)  interest to the holders of the Senior Notes;
                        (2)  interest to the holders of the Class M-1 Notes;
                        (3)  interest to the holders of the Class M-2 Notes;
                        (4)  interest to the holders of the Class B-1 Notes;
                        (5)  interest to the holders of the B-2 Notes;
                        (6) sequentially to pay principal to the holders of the Class A-1, Class A-2, Class A-3, Class A-4, and
                        Class A-5, in that order until the respective Class
                        Principal Balances thereof are reduced to zero, the amount necessary to reduce the aggregate Class Principal
                        Balance of the Senior Notes (excluding the Class X-1
                        Notes) to the Senior Optimal Principal Balance;
                        provided, however, that on each Distribution Date occurring on or after any reduction of the Class M and Class B Notes to zero through the application of Allocable loss Amount, distributions shall be made among the remaining Senior Notes pro rata (excluding the Class
                        X-1 Notes) and not sequentially.

Payment and Distribution
Priorities (Continued): (7)  to the Class M-1 Notes the amount necessary to reduce the Class M-1 Notes to the Class M-1 Optimal Principal Balance.
                        (8) sequentially, to the holders of the Class M-1 and the Class M-2 Notes, in that order, until the Class Principal Balances thereof are reduced to the Optimal Principal Balance, respectively. (9) sequentially, to the holders of the Class B-1 and the Class B-2 Notes, in that order, until the Class Principal Balances thereof are reduced to the Optimal Principal Balance, respectively. (10) sequentially to the Class M-1 Notes and the Class M-2 Notes, in that order, until their respective Loss Reimbursement Deficiencies, if any, have been paid in full; (11) to the Class B-1 Notes and the Class B-2 Notes, in that order, until the applicable Loss Reimbursement Deficiencies, if any, has been paid in full; and (12) any remaining amounts to the holders of the Residual Interest Certificates.

Application of Allocable
Loss Amounts:           Realized losses will be absorbed first by Excess
                        Interest and the reduction of the Over-collateralization
                        Amount.  Following the reduction of any
                        Overcollateralization Amount to zero, any Allocable Loss
                        Amounts will be applied in reduction of the Class
                        Principal Balances of the Class B-2, the Class B-1
                        Notes, the Class M-2 Notes and the Class M-1 Notes, in that order, until their respective Class Principal
                        Balances have been reduced to zero.  The Class Principal
                        Balances of the Senior Notes will not be reduced for any application of Allocable Loss Amounts. The reduction of the Class Principal Balance of any applicable Class of Offered Notes by the application of any Allocable Loss
                        Amounts entitles such class to reimbursement in an amount equal to its Loss Reimbursement Deficiency in accordance with the payment priorities specified herein until the earlier of (x) the payment in full of such amount and (y) the Final Scheduled Distribution Date.

Optional Termination:   The holders of an aggregate percentage interest in the
                        Residual Interest Certificates in excess of 50% may, at their option, effect an early termination of the Trust on or after any Distribution Date on which the Pool
                        Principal Balance declines to 10% or less of the sum of the Original Pool Principal Balance and the Original
                        Pre-Funded Amount, by purchasing all of the Loans at a price equal to or greater than the Termination Price.

Servicing/Other         Fees:   The  collateral  is  subject  to  certain  fees,
                        including a servicing fee of [0.75]% per annum payable monthly, and trustee fees.

Advancing by Servicer:  There is no required advancing of delinquent principal or interest by the Servicer or Trustees.

Tax Considerations:     The trust will be an Owner Trust.  The Notes will be
                        characterized as debt for federal income tax purposes.

ERISA Considerations: In general, the Offered Notes will be ERISA eligible. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of the Plan's acquisition and ownership of such certificates.

SMMEA Eligibility:      NONE of the Notes will be SMMEA-eligible.

Prospectus:             The Offered Notes are being offered pursuant to a
                        Prospectus which includes a Prospectus Supplement
                        (together, the 'Prospectus'). Complete information with respect to the Offered Notes and the collateral is contained in the Prospectus. The material presented herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Notes may not be consummated unless the purchaser has received the Prospectus.

Pool Level Detail
Number of Loans                7,565
Current Balance      $239,536,659.74
Average Balance           $31,663.80
Minimum Balance               $65.49
Maximum Balance           $99,925.23
Wtd Average Coupon           14.3568%
Original Term                    242
Seasoning                          1
Stated Remaining Term            241
Original Loan-To-Value        114.34%
Current Loan-To-Value         114.18%
Average FICO                     672
Average Debt-to-Income         35.96%

Note: All of the above summary information ignores ZERO values, the weighted averages may not reflect all loans in the pool.


Aggregate Field                   Description   Count       Balance($)  Pool%

State                                 Alabama     15       497,025.01    0.2
                                       Alaska     88     3,467,372.54    1.5
                                      Arizona    419    12,522,952.43    5.2
                                     Arkansas     16       475,996.77    0.2
                                   California   2249    82,254,163.83   34.3
                                     Colorado    171     5,610,940.06    2.3
                                  Connecticut     32     1,087,613.56    0.5
                                     Delaware     11       416,814.08    0.2
                         District of Columbia     23       928,162.41    0.4
                                      Florida    394    10,893,583.57    4.6
                                      Georgia    288     8,565,766.29    3.6
                                       Hawaii     32     1,375,118.95    0.6
                                        Idaho     76     2,269,473.85    1.0
                                     Illinois    169     4,940,832.30    2.1
                                      Indiana    163     4,562,491.21    1.9
                                         Iowa     80     2,359,085.41    1.0
                                       Kansas     84     2,428,109.21    1.0
                                     Kentucky     88     2,480,116.66    1.0
                                    Louisiana     91     2,393,386.45    1.0
                                        Maine     13       339,955.15    0.1
                                     Maryland    451    15,544,518.65    6.5
                                Massachusetts      6       199,914.29    0.1
                                     Michigan    173     5,181,169.69    2.2
                                    Minnesota    147     4,962,438.67    2.1
                                  Mississippi     28       553,287.39    0.2
                                     Missouri    319     9,106,667.70    3.8
                                      Montana     19       479,620.73    0.2
                                     Nebraska     84     2,411,817.30    1.0
                                       Nevada    114     3,786,307.80    1.6
                                New Hampshire      2        58,035.00    0.0
                                   New Jersey     21       729,096.87    0.3
                                   New Mexico     36     1,164,068.42    0.5
                                     New York     27       853,662.65    0.4
                               North Carolina    345     9,738,938.42    4.1
                                         Ohio     36       825,479.25    0.3
                                     Oklahoma     86     1,793,786.85    0.8
                                       Oregon     99     2,988,525.81    1.3
                                 Pennsylvania    177     5,515,341.65    2.3
                                 Rhode Island      1        30,992.06    0.0
                               South Carolina    175     5,098,087.28    2.1
                                    Tennessee     77     1,888,415.02    0.8
                                        Texas    126       901,138.17    0.4
                                         Utah    125     4,027,347.02    1.7
                                      Vermont      1        32,500.00    0.0
                                     Virginia    172     5,635,221.80    2.4
                                   Washington    182     5,253,503.90    2.2
                                West Virginia      6       136,002.51    0.1
                                    Wisconsin     13       390,707.95    0.2
                                      Wyoming     15       381,107.15    0.2
                                               -----    -------------  -----
                                               7,565     $239,536,660 100.00%


Aggregate Field                   Description   Count       Balance($)  Pool%

Original Balance              $10,000 or less    431     2,538,407.95    1.1
                         $10,000.01 - $20,000   1084    17,930,962.61    7.5
                         $20,000.01 - $30,000   2097    54,342,071.73   22.7
                         $30,000.01 - $40,000   2520    88,687,450.35   37.0
                         $40,000.01 - $50,000    786    36,508,653.98   15.2
                         $50,000.01 - $60,000    411    23,258,131.72    9.7
                         $60,000.01 - $70,000    166    11,046,063.92    4.6
                         $70,000.01 - $80,000     69     5,124,992.25    2.1
                        $80,000.01 or greater      1        99,925.23    0.0
                                               -----    -------------  -----
                                               7,565     $239,536,660 100.00%


Aggregate Field                   Description   Count       Balance($)  Pool%

Current Balance               $10,000 or less    434     2,557,433.45    1.1
                         $10,000.01 - $20,000   1083    17,921,937.11    7.5
                         $20,000.01 - $30,000   2100    54,458,098.94   22.7
                         $30,000.01 - $40,000   2518    88,648,251.08   37.0
                         $40,000.01 - $50,000    786    36,528,405.15   15.3
                         $50,000.01 - $60,000    409    23,158,552.61    9.7
                         $60,000.01 - $70,000    165    11,039,063.92    4.6
                         $70,000.01 - $80,000     69     5,124,992.25    2.1
                        $80,000.01 or greater      1        99,925.23    0.0
                                               -----    -------------  -----
                                               7,565     $239,536,660 100.00%


Aggregate Field                   Description   Count       Balance($)    Pool%

Current Rate               9.501%  -  10.000%      9       195,718.09    0.1
                           10.001%  - 10.500%      3        82,741.51    0.0
                           10.501%  - 11.000%     92     3,336,367.69    1.4
                           11.001%  - 11.500%     80     2,863,171.71    1.2
                           11.501%  - 12.000%    263     8,927,630.65    3.7
                           12.001%  - 12.500%    256     9,469,125.42    4.0
                           12.501%  - 13.000%   1090    31,914,017.33   13.3
                           13.001%  - 13.500%    528    19,539,901.55    8.2
                           13.501%  - 14.000%   1134    37,150,942.79   15.5
                           14.001%  - 14.500%    611    19,740,605.20    8.2
                           14.501%  - 15.000%   1235    39,724,954.56   16.6
                           15.001%  - 15.500%    481    15,132,947.79    6.3
                           15.501%  - 16.000%    900    26,313,136.98   11.0
                           16.001%  - 16.500%    468    13,705,947.29    5.7


Aggregate Field                   Description   Count       Balance($)  Pool%

Current Rate (continued)   16.501%  - 17.000%    333     9,184,098.48    3.8
                           17.001%  - 17.500%     24       680,971.54    0.3
                           17.501%  - 18.000%     37       938,030.74    0.4
                           18.001%  - 18.500%     14       395,582.79    0.2
                           18.501%  - 19.000%      5       165,782.69    0.1
                           19.001%  - 19.500%      2        74,984.94    0.0
                                               -----    -------------  -----
                                               7,565     $239,536,660 100.00%


Aggregate Field                   Description   Count       Balance($)  Pool%

Lien Type                          First Lien     21       471,671.91    0.2
                                  Second Lien   7103   235,723,064.97   98.4
                                   Third Lien     22       639,212.66    0.3
                                    Unsecured    419     2,702,710.20    1.1
                                               -----    -------------  -----
                                               7,565     $239,536,660 100.00%


Aggregate Field                   Description   Count       Balance($)  Pool%

Combined LTV                        Unsecured    419     2,702,710.20    1.1
                              5.01% to 10.00%      1         5,174.56    0.0
                             15.01% to 20.00%      2        17,533.32    0.0
                             20.01% to 25.00%      1        21,243.00    0.0
                             25.01% to 30.00%      5       102,118.70    0.0
                             30.01% to 35.00%      3        77,328.63    0.0
                             35.01% to 40.00%      6       146,537.38    0.1
                             40.01% to 45.00%      8       200,736.25    0.1
                             45.01% to 50.00%      5       115,409.77    0.1
                             50.01% to 55.00%      2        44,380.53    0.0
                             55.01% to 60.00%      9       213,816.40    0.1
                             60.01% to 65.00%      9       229,382.50    0.1
                             65.01% to 70.00%      8       200,597.83    0.1
                             70.01% to 75.00%     23       583,220.23    0.2
                             75.01% to 80.00%     34       874,485.29    0.4
                             80.01% to 85.00%     55     1,353,393.06    0.6


Aggregate Field                   Description   Count       Balance($)  Pool%

Combined LTV (continued)     85.01% to 90.00%    108     2,752,896.99    1.2
                             90.01% to 95.00%    175     4,702,728.49    2.0
                            95.01% to 100.00%    322     8,499,996.02    3.6
                           100.01% to 105.00%    544    16,294,289.97    6.8
                           105.01% to 110.00%    802    25,141,951.90   10.5
                           110.01% to 115.00%   1148    37,174,681.43   15.5
                           115.01% to 120.00%   1450    49,397,889.25   20.6
                           120.01% to 125.00%   2418    88,348,490.30   36.9
                           125.01% or greater      8       335,667.74    0.1
                                               -----    -------------  -----
                                               7,565     $239,536,660 100.00%


Aggregate Field                   Description   Count       Balance($)  Pool%

Season                          Less than one   2922    92,634,011.30   38.7
                                        1 - 3   4518   142,839,915.59   59.6
                                        4 - 6    124     4,008,873.34    1.7
                                        7 - 9      1        53,859.51    0.0
                                               -----    -------------  -----
                                               7,565     $239,536,660 100.00%


Aggregate Field                   Description   Count       Balance($)  Pool%

Remain Term                            0 - 30     17        51,479.81    0.0
                                      31 - 60    197     1,505,735.69    0.6
                                      61 - 90    101       945,127.35    0.4
                                     91 - 120    518     9,856,204.72    4.1
                                    121 - 150     82     1,538,951.51    0.6
                                    151 - 180   1747    52,848,528.14   22.1
                                    181 - 210      2        33,031.92    0.0
                                    211 - 240   2461    82,564,589.26   34.5
                                    271 - 300   2440    90,193,011.34   37.7
                                               -----    -------------  -----
                                               7,565     $239,536,660 100.00%


Aggregate Field                   Description   Count       Balance($)  Pool%

Orig Term                              0 - 30     17        51,479.81    0.0
                                      31 - 60    197     1,505,735.69    0.6
                                      61 - 90    101       945,127.35    0.4
                                     91 - 120    517     9,840,252.34    4.1
                                    121 - 150     83     1,554,903.89    0.7
                                    151 - 180   1747    52,848,528.14   22.1
                                    181 - 210      2        33,031.92    0.0
                                    211 - 240   2461    82,564,589.26   34.5
                                    271 - 300   2440    90,193,011.34   37.7
                                               -----    -------------  -----
                                               7,565     $239,536,660 100.00%


Aggregate Field                   Description   Count       Balance($)  Pool%

Credit Risk                        560 to 580      1        64,630.58    0.0
                                   580 to 600      5       164,878.91    0.1
                                   600 to 620    131     3,738,065.19    1.6
                                   620 to 640   1286    37,241,085.92   15.6
                                   640 to 660   1780    55,619,313.81   23.2
                                   660 to 680   1624    55,358,217.52   23.1
                                   680 to 700   1159    40,117,218.89   16.8
                                   700 to 720    782    26,842,334.72   11.2
                                   720 to 740    420    12,342,287.09    5.2
                                   740 to 760    196     5,181,704.80    2.2
                                   760 to 780    108     1,924,760.07    0.8
                                   780 to 800     57       806,535.75    0.3
                                   800 to 820     12        57,421.49    0.0
                               820 or greater      4        78,205.00    0.0
                                               -----    -------------  -----
                                               7,565     $239,536,660 100.00%


Aggregate Field                   Description   Count       Balance($)  Pool%

Debt to Income Ratio            20.00 or less    274     5,644,861.60    2.4
                               20.01 to 25.00    482    13,559,548.92    5.7
                               25.01 to 30.00   1001    30,299,025.46   12.7
                               30.01 to 35.00   1677    52,351,597.93   21.9
                               35.01 to 40.00   2072    67,757,416.95   28.3
                               40.01 to 45.00   1913    63,848,523.49   26.7
                               45.01 to 50.00    142     5,905,379.73    2.5
                           Greater than 50.00      4       170,305.66    0.1
                                               -----    -------------  -----
                                               7,565     $239,536,660 100.00%


                       % of Prepayment Assumption
CLASS A-1             0%      50%      75%     100%    125%     150%
-------------------------------------------------------------------
AVG LIFE          3.970    1.176    0.935    0.800    0.712   0.650
DURATION          3.309    1.097    0.881    0.758    0.677   0.619
FIRST PAY         11/97    11/97    11/97    11/97    11/97   11/97
LAST PAY          11/05     3/00     8/99     4/99     1/99   12/98


                       % of Prepayment Assumption
CLASS A-2             0%      50%      75%     100%    125%     150%
-------------------------------------------------------------------
AVG LIFE         10.854    4.150    3.061    2.441    2.046   1.773
YIELD @ 101      6.9555%  6.7334%  6.6053%  6.4812%  6.3629% 6.2505%
DURATION          7.358    3.475    2.665    2.174    1.849   1.619
FIRST PAY         11/05     3/00     8/99     4/99     1/99   12/98
LAST PAY          10/10    10/03     3/02     4/01     9/00    4/00


                       % of Prepayment Assumption
CLASS A-3             0%      50%      75%     100%    125%     150%
-------------------------------------------------------------------
AVG LIFE         13.829    6.835    5.066    4.000    3.305   2.819
YIELD @ 101      6.8933%  6.7863%  6.7108%  6.6326%  6.5544% 6.4767%
DURATION          8.657    5.288    4.150    3.394    2.871   2.490
FIRST PAY         10/10    10/03     3/02     4/01     9/00    4/00
LAST PAY           8/12     6/05     7/03     4/02     7/01   12/00


                       % of Prepayment Assumption
CLASS A-4             0%      50%      75%     100%    125%     150%
-------------------------------------------------------------------
AVG LIFE         17.688   11.040    8.692    7.000    5.793   4.914
YIELD @ 101      7.1473%  7.0982%  7.0618%  7.0204%  6.9759% 6.9297%
DURATION          9.745    7.350    6.220    5.292    4.562   3.991
FIRST PAY          8/12     6/05     7/03     4/02     7/01   12/00
LAST PAY          11/17     1/13     5/10     3/08     7/06    4/05


EMPIRE HOME LOAN OWNER TRUST 1997-4
BOND SENSITIVITY TO PREPAYMENT ASSUMPTIONS

                       % of Prepayment Assumption
CLASS A-5             0%      50%      75%     100%    125%     150%
-------------------------------------------------------------------
AVG LIFE         22.653   18.741   16.372   14.183   12.296  10.698
YIELD @ 102      7.4430%  7.4335%  7.4267%  7.4122%  7.3948% 7.3717%
DURATION         10.642    9.783    9.123    8.418    7.720   7.058
FIRST PAY         11/17     1/13     5/10     3/08     7/06    4/05
LAST PAY           8/22     2/22     2/21     4/19     5/17   11/15


                       % of Prepayment Assumption
CLASS M-1             0%      50%      75%     100%    125%     150%
-------------------------------------------------------------------
AVG LIFE         19.396   13.658   11.285    9.416    7.977   6.849
YIELD @ 101      7.3458%  7.3125%  7.2882%  7.2606%  7.2308% 7.1991%
DURATION         10.003    8.171    7.207    6.356    5.638   5.033
FIRST PAY          9/12     7/05     8/03     5/02     7/01    1/01
LAST PAY           8/22    10/21     6/20     3/18    10/16    1/15


                       % of Prepayment Assumption
CLASS M-2             0%      50%      75%     100%    125%     150%
-------------------------------------------------------------------
AVG LIFE         19.392   13.637   11.248    9.393    7.945   6.814
YIELD @ 100      7.4348%  7.4238%  7.4157%  7.4065%  7.3966% 7.3860%
DURATION          9.961    8.136    7.172    6.326    5.607   5.002
FIRST PAY          9/12     7/05     8/03     5/02     7/01    1/01
LAST PAY           6/22     1/21    12/18     2/17     6/15    6/13


                       % of Prepayment Assumption
CLASS B-1             0%      50%      75%     100%    125%     150%
-------------------------------------------------------------------
AVG LIFE         19.381   13.580   11.205    9.340    7.881   6.752
YIELD @ 100      7.7922%  7.7806%  7.7721%  7.7624%  7.7519% 7.7406%
DURATION          9.692    7.952    7.027    6.207    5.505   4.914
FIRST PAY          9/12     7/05     8/03     5/02     7/01    1/01
LAST PAY           4/22     3/20    10/17     4/16     4/14    4/12


                       % of Prepayment Assumption
CLASS A-5 (10% CALL)  0%      50%      75%     100%    125%     150%
-------------------------------------------------------------------
AVG LIFE         21.783   17.200   14.410   12.206   10.345   8.879
YIELD @ 102      7.4323%  7.4058%  7.3800%  7.3503%  7.3148% 7.2756%
DURATION         10.484    9.422    8.577    7.778    6.995   6.298
FIRST PAY         11/17     1/13     5/10     3/08     7/06    4/05
LAST PAY           1/20     6/15     9/12     6/10     7/08    1/07


                       % of Prepayment Assumption
CLASS M-1 (10% CALL)  0%      50%      75%     100%    125%     150%
-------------------------------------------------------------------
AVG LIFE         19.110   13.157   10.653    8.779    7.347   6.267
YIELD @ 101      7.3450%  7.3098%  7.2830%  7.2526%  7.2192% 7.1838%
DURATION          9.951    8.052    7.027    6.145    5.398   4.783
FIRST PAY          9/12     7/05     8/03     5/02     7/01    1/01
LAST PAY           1/20     6/15     9/12     6/10     7/08    1/07


                       % of Prepayment Assumption
CLASS M-2 (10% CALL)  0%      50%      75%     100%    125%     150%
-------------------------------------------------------------------
AVG LIFE         19.110   13.157   10.653    8.779    7.347   6.267
YIELD @ 100      7.4346%  7.4229%  7.4140%  7.4040%  7.3929% 7.3812%
DURATION          9.911    8.023    7.003    6.125    5.380   4.768
FIRST PAY          9/12     7/05     8/03     5/02     7/01    1/01
LAST PAY           1/20     6/15     9/12     6/10     7/08    1/07


                       % of Prepayment Assumption
CLASS B-1 (10% Call)  0%      50%      75%     100%    125%     150%
-------------------------------------------------------------------
AVG LIFE         19.110   13.157   10.653    8.779    7.347   6.267
YIELD @ 100      7.7919%  7.7798%  7.7705%  7.7600%  7.7484% 7.7361%
DURATION          9.647    7.857    6.878    6.029    5.307   4.710
FIRST PAY          9/12     7/05     8/03     5/02     7/01    1/01
LAST PAY           1/20     6/15     9/12     6/10     7/08    1/07